UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 10, 2010

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51323	23-2853441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 Fox Lane, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 433-1400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 11, 2010, Micrus Endovascular Corporation, a Delaware corporation (the “Company”), Johnson & Johnson, a New Jersey corporation (“Parent”), and Cope Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) will be converted into the right to receive $23.40 in cash (the “Merger Consideration”).  Additionally, immediately prior to the effective time of the Merger, each outstanding option to purchase shares of Company Common Stock, whether or not vested or exercisable prior to or as a result of the consummation of the Merger, will be accelerated in full, and at the effective time of the Merger, each stock option outstanding will be cancelled and each such stock option that has a per share exercise price lower than the Merger Consideration will be automatically converted into the right to receive an amount in cash (less applicable withholding) equal to the product obtained by multiplying the number of shares of Company Common Stock that would have been issuable upon exercise of such stock option immediately prior to the effective time of the Merger by the excess of (x) the Merger Consideration over (y) the per share exercise price of such stock option.

The Board of Directors of the Company (the “Board”) has unanimously approved the Merger Agreement.  The Merger Agreement contains customary representations and warranties of the Company, on the one hand, and of Parent and Merger Sub, on the other. These representations and warranties were made solely for purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

The Merger Agreement also includes customary covenants of the Company, Parent and Merger Sub. The Company’s covenants include, among others, that (i) the Company will conduct its business and operations in the ordinary and usual course of business in all material respects consistent with past practice during the interim period between the execution of the Merger Agreement and the effective time of the Merger; (ii) the Company will not engage in certain types of transactions during such interim period; (iii) the Company will call, convene and hold a special meeting of the Company stockholders to consider the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger; (iv) subject to certain exceptions, the Board will recommend to the Company’s stockholders that they adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger; (v) the Company will not solicit proposals relating to alternative business combination transactions; and (vi) subject to certain exceptions, the Company will not enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

The Company intends to file a proxy statement in connection with the meeting of the Company stockholders to be held with respect to the proposed Merger.  Completion of the Merger is subject to customary closing conditions, including, among other things, (i) adoption of the Merger Agreement and approval of the transactions contemplated thereby, including the Merger, by the Company’s stockholders; (ii) the absence of any law, order or injunction enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Merger Agreement; and (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and obtaining certain approvals or clearances under other foreign antitrust or competition laws.  Each party’s obligation to close the Merger is also subject to the accuracy of the representations and warranties of, and compliance with the covenants by, the other party as set forth in the Merger Agreement.  Parent and Merger Sub’s obligation to close the Merger are also subject to (i) the absence of certain pending litigation by any governmental entity, including any litigation seeking to restrain or prohibit the Merger, to materially limit the ownership or operation of the business or assets of the Company, Parent or any of their subsidiaries or to prohibit Parent or any of its affiliates from effectively controlling the Company and (ii) the absence of any material adverse effect on the Company.

The Merger Agreement also contains certain termination rights of both Parent and the Company. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee equal to $13,250,000 and Parent may be required to pay the Company a termination fee equal to $10,000,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Severance Agreements

In connection with the execution of the Merger Agreement, the Board approved and the Company entered into letter agreements, dated as of July 10, 2010, with R. Michael Crompton, the Company’s Vice President Regulatory/Clinical Affairs & Quality; Edward F. Ruppel, Jr., the Company’s Senior Vice President and Corporate Compliance Officer; Gordon Sangster, the Company’s Chief Financial Officer; and Richard J. Snyder, the Company’s Vice President, Human Resources, amending and supplementing each such employee’s offer letter with the Company to provide for severance payments to such employees under the circumstances described below (the “New Severance Agreements”).

The New Severance Agreements entitle the applicable employee to severance payments equal to such employee’s base salary as in effect on the termination date for six months following (i) termination of employment by the Company other than for cause, death or permanent disability or by such employee for good reason within twelve months after a change in control of the Company or (ii) termination of employment by the Company other than for cause, death or permanent disability that does not occur within twelve months after a change in control of the Company.

The Company also entered into letter agreements, dated as of July 10, 2010, with John T. Kilcoyne, the Company’s Chief Executive Officer, and Robert C. Colloton, the Company’s Vice President Global Sales and Marketing, amending their existing offer letters with the Company and superseding the prior amendments thereto, which had provided for payment of six months’ worth of severance under specified conditions (the “Amended Severance Agreements” and together with the New Severance Agreements, the “Severance Agreements”).  The Amended Severance Agreements provide Mr. Colloton and Mr. Kilcoyne with severance rights consistent with those granted under the New Severance Agreements.

Copies of the Severance Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference. The foregoing description of the Severance Agreements is qualified in its entirety by reference to the full text of the Severance Agreements.

Retention Agreements

Concurrently with the execution of the Merger Agreement and as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Board approved and the Company entered into agreements with Mr. Kilcoyne, Mr. Colloton, Mr. Crompton, Mr. Ruppel, Jr., Mr. Sangster, Mr. Snyder, Robert A. Stern, the Company’s President and Chief Operating Officer, and Carolyn M. Bruguera, the Company’s Vice President and General Counsel (the “Retention Agreements”).  Under the Retention Agreements, in exchange for agreeing to limit the circumstances under which he or she may terminate employment for good reason on and after the closing of the Merger and receive severance, each such employee is entitled to retention payments equal to such employee’s base salary for six months (or, in the case of Mr. Stern, twelve months), provided that he or she remains an active, full-time employee of the Company or its affiliates for the twelve-month period following the closing of the Merger.  Under the Retention Agreements, each such employee is only entitled to severance payments in the event that his or her employment is terminated by the Company other than for cause, death or permanent disability or by such employee for good reason (as limited by the Retention Agreements) within twelve months after the closing of the Merger.  The Retention Agreements provide that they will be null and void if the Merger Agreement is terminated prior to closing.

Copies of the Retention Agreements are attached hereto as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14 and incorporated herein by reference. The foregoing description of the Retention Agreements is qualified in its entirety by reference to the full text of the Retention Agreements.

Additional Information and Where to Find It

In connection with the proposed acquisition, Micrus Endovascular Corporation will file a definitive proxy statement and Micrus Endovascular Corporation and Johnson & Johnson will file other relevant materials with the SEC.  Investors and security holders of Micrus Endovascular Corporation are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed acquisition because they will contain important information about the acquisition and the parties to the acquisition.

Investors and security holders may obtain a free copy of the proxy statement and other relevant materials when they become available and any other documents filed by Micrus Endovascular Corporation with the SEC, at the SEC’s web site at www.sec.gov. The proxy statement and such other documents may also be obtained for free from Micrus Endovascular Corporation by contacting Micrus Endovascular Corporation at: 408-433-1400 or 821 Fox Lane, San Jose, California  95131.

Johnson & Johnson, Micrus Endovascular Corporation and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Micrus Endovascular Corporation stockholders in connection with the proposed acquisition.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Johnson & Johnson’s executive officers and directors in the solicitation by reading the proxy statement for Johnson & Johnson’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on March 17, 2010, and the proxy statement relating to the acquisition and other relevant materials filed with the SEC when they become available.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Micrus Endovascular Corporation’s executive officers and directors in the solicitation by reading the proxy statement for Micrus Endovascular Corporation’s 2009 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2009, and the proxy statement relating to the acquisition and other relevant materials to be filed with the SEC when they become available.  Certain executives and directors of Micrus Endovascular Corporation have interests in the proposed acquisition that may differ from the interests of stockholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification.  These interests and any additional benefits in connection with the proposed acquisition will be described in the proxy statement when it becomes available.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See the description of the Severance Agreements with Mr. Kilcoyne, Mr. Sangster and Mr. Colloton and the description of the Retention Agreements with Mr. Kilcoyne, Mr. Sangster, Ms. Bruguera, Mr. Colloton and Mr. Stern, under Item 1.01 above.  Such disclosure is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 11, 2010, by and among Micrus Endovascular Corporation, Johnson & Johnson and Cope Acquisition Corp.

10.1	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and John T. Kilcoyne.

10.2	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and Robert C. Colloton, Jr.

10.3	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and R. Michael Crompton.

10.4	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and Edward F. Ruppel, Jr.

10.5	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and Gordon T. Sangster.

10.6	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and Richard J. Snyder.

10.7	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and John T. Kilcoyne.

10.8	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Carolyn M. Bruguera.

10.9	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Robert C. Colloton.

10.10	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and R. Michael Crompton.

10.11	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Edward F. Ruppel, Jr.

10.12	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Gordon T. Sangster.

10.13	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Richard J. Snyder.

10.14	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Robert A. Stern.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION

Date: July 15, 2010	By:	/s/ Gordon T. Sangster
	Name:	Gordon T. Sangster
	Title:	Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 11, 2010, by and among Micrus Endovascular Corporation, Johnson & Johnson and Cope Acquisition Corp.

10.1	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and John T. Kilcoyne.

10.2	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and Robert C. Colloton, Jr.

10.3	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and R. Michael Crompton.

10.4	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and Edward F. Ruppel, Jr.

10.5	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and Gordon T. Sangster.

10.6	Letter Agreement, dated as of July 10, 2010, between Micrus Endovascular Corporation and Richard J. Snyder.

10.7	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and John T. Kilcoyne.

10.8	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Carolyn M. Bruguera.

10.9	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Robert C. Colloton.

10.10	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and R. Michael Crompton.

10.11	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Edward F. Ruppel, Jr.

10.12	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Gordon T. Sangster.

10.13	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Richard J. Snyder.

10.14	Letter Agreement, dated as of July 11, 2010, between Micrus Endovascular Corporation and Robert A. Stern.